OPPENHEIMER Equity Fund, Inc. Summary Prospectus March 30, 2010, as revised April 26, 2010
NYSE Ticker Symbols
Class A	OEQAX
Class B	OEQBX
Class C	OEQCX
Class N	OEQNX
Class Y	OEQYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/EquityFundInc. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated March 30, 2010, as amended April 26, 2010, and pages 8 through 29 of its most recent Annual Report, dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/EquityFundInc. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks high total return.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 18 of the prospectus and in the sections "How to Buy Shares" beginning on page 51 and "Appendix A" in the Fund's SAI.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.21%	1.00%	1.00%	0.50%	None
Other Expenses	0.27%	0.77%	0.47%	0.49%	0.35%
Total Annual Fund Operating Expenses	1.03%	2.32%	2.02%	1.54%	0.90%
Fee Waiver and Expense Reimbursement*	0.00%	(0.35%)	(0.08%)	(0.12%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.03%	1.97%	1.94%	1.42%	0.88%

* The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. That undertaking may be amended or withdrawn after one year from the date of this prospectus.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$886	$1,114	$1,768	$675	$886	$1,114	$1,768
Class B Shares	$702	$999	$1,422	$2,021	$202	$699	$1,222	$2,021
Class C Shares	$299	$632	$1,091	$2,365	$199	$632	$1,091	$2,365
Class N Shares	$246	$478	$834	$1,838	$146	$478	$834	$1,838
Class Y Shares	$90	$286	$499	$1,111	$90	$286	$499	$1,111

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities (including borrowings for investment purposes). This non-fundamental investment policy will not be changed without 60 days' advance notice to shareholders. The Fund may also invest in debt securities when the portfolio managers believe it may be advantageous in seeking high total return. The Fund normally invests primarily in medium- and large-capitalization companies that are more established than smaller companies, but may invest in smaller-capitalization companies to the extent that the Fund considers appropriate. The Fund may also invest in companies located outside of the United States.

In selecting investments for the Fund's portfolio, the portfolio managers use an investment process that combines both "value" and "growth" investment styles. A value strategy seeks to identify issuers whose securities are undervalued in the marketplace. The portfolio managers consider a number of factors such as the ratio of the stock's price to the company's earnings, the value of its assets and its management strength. A low price/earnings ratio may indicate that a stock is undervalued. A growth style looks for companies whose stock price may increase at a greater rate than the overall market. These issuers may be entering a growth phase, marked by increases in earnings, sales, cash flows, or other factors that suggest that the stock price may increase more rapidly.

The portfolio managers construct the portfolio using a "bottom up" analysis of individual issuers rather than overall market or industry conditions or trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development and industry position. Because total return has two components, capital appreciation and income, the portfolio managers might select stocks that offer the potential for either or both of those elements. The portfolio managers focus on factors that may vary over time and in particular cases. Currently they look for:

  Individual stocks that are attractive based on fundamental stock analysis and company characteristics;

  Growth stocks having high earnings potential, and earnings and sales momentum;

  Value stocks with compelling long-term business prospects.

The portfolio managers monitor individual issuers for changes in business fundamentals and valuation, which may trigger a decision to sell a security, but does not require such a decision.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Who Is the Fund Designed For? The Fund is designed for investors seeking total investment return mainly from capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a moderately aggressive fund that invests primarily in common stocks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/EquityFundInc.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.35% (2nd qtr 09) and the lowest return was -27.29% (4th qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 10-02-1947)
Return Before Taxes	30.81%	(0.59%)	(0.58%)
Return After Taxes on Distributions	30.68%	(1.83%)	(1.56%)
Return After Taxes on Distributions and Sale of Fund Shares	20.18%	(0.63%)	(0.67%)
Class B Shares (inception 05-03-1993)	32.69%	(0.60%)	(0.50%)
Class C Shares (inception 08-29-1995)	36.43%	(0.31%)	(0.87%)
Class N Shares (inception 03-01-2001)	37.41%	0.19%	0.66%
Class Y Shares (inception 06-01-1994)	39.06%	0.71%	0.12%
S&P 500 Index	26.47%	0.42%	(0.95%)
(reflects no deduction for fees, expenses or taxes)			0.69%[1]
Russell 1000 Index	28.43%	0.79%	(0.49%)
(reflects no deduction for fees, expenses or taxes)			1.11%[1]

1. From 02-28-01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Julie Van Cleave, CFA, has been a portfolio manager of the Fund since April 26, 2010, and Mitch Williams and John Damian have been portfolio managers of the Fund since January 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Equity Fund, Inc.

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/EquityFundInc. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0420.001.0410